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                                                                    EXHIBIT 23.1

                       CONSENT OF INDEPENDENT ACCOUNTANTS
                       ----------------------------------

We hereby consent to the incorporation by reference in the Registration Statement on Form S-3 (No. 333-94371) and S-8 (No. 333-24477) of Performance Technologies, Incorporated of our report dated February 12, 1999 and January 31, 2000 relating to the financial statements and financial statement schedules, which appears in this Form 10-K.

PricewaterhouseCoopers LLP

Rochester, NY
March 27, 2001